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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                   First National Bankshares of Florida, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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

                           First National Bankshares

                                                                  March 10, 2004

Dear Shareholder:

     It is a pleasure to invite you to attend the inaugural Annual Meeting of Shareholders of First National Bankshares of Florida, Inc. The meeting will be held at the Naples Beach Hotel, located at 851 Gulf Shore Boulevard North, Naples, Florida 34102, on Monday, April 19, 2004, at 4:00 p.m. local time.

     At the meeting, you will be asked to consider and vote upon the election of directors and approval of the company's Amended and Restated 2003 Incentive Plan.

     Your vote is important regardless of how many shares of stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each. Please sign and return each card since each represents a separate number of votes. Postage paid envelopes are provided for your convenience.

     You are cordially invited to attend the Annual Meeting. Please indicate on the proxy card whether you plan to attend the Annual Meeting.

     Regardless of whether you plan to attend, please date and return the enclosed proxy card(s) as soon as possible. This will not prevent you from voting at the meeting, but will assure that your vote is counted if you are unable to attend.

     The directors, management and staff thank you for your continued support and interest in First National Bankshares of Florida.

Very Truly Yours,

/s/ Gary L. Tice

GARY L. TICE
Chairman and Chief Executive Officer

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................     1
VOTING......................................................     2
  Voting and Revocability of Proxies........................     2
  Return of Proxy Card......................................     2
  If You Plan to Attend the Annual Meeting in Person........     2
  Record Date, Quorum and Share Ownership...................     2
  Expenses of Solicitation..................................     2
  Quorum; Required Vote; Abstentions and Broker Non-Votes...     3
EXPLANATORY NOTE REGARDING SPIN-OFF TRANSACTION.............     3
CORPORATE GOVERNANCE AND BOARD MATTERS......................     3
  Board Independence........................................     3
  Committees of the Board of Directors......................     3
  Compensation Committee Interlocks and Insider
     Participation..........................................     5
  Meetings of Non-Management Directors......................     5
  Shareholder Communications with the Board.................     5
  Shareholder Proposals for 2005 Annual Meeting.............     5
  Director Compensation.....................................     6
  Board Meeting Attendance..................................     6
  Code of Ethics............................................     6
PROPOSALS TO BE VOTED ON....................................     6
  Proposal No. 1: Election of Directors.....................     6
  Proposal No. 2: Approval of Amended and Restated 2003
     Incentive Plan.........................................     7
REPORT OF THE AUDIT COMMITTEE...............................    14
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................    14
EXECUTIVE OFFICERS..........................................    15
EXECUTIVE COMPENSATION......................................    16
EQUITY COMPENSATION PLAN INFORMATION........................    20
OWNERSHIP OF COMMON STOCK...................................    20
  Section 16(a) Beneficial Ownership Reporting Compliance...    21
RELATED PARTY TRANSACTIONS..................................    22
SHAREHOLDER RETURN PERFORMANCE GRAPH........................    22
PRINCIPAL ACCOUNTANT FEES AND SERVICES......................    22
OTHER MATTERS...............................................    23
  Annual Report on Form 10-K and Financial Statements.......    23
  Other Business............................................    23

                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                           2150 GOODLETTE ROAD NORTH
                             NAPLES, FLORIDA 34102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of First National Bankshares of Florida, Inc. which will be held on Monday, April 19, 2004, at 4:00 p.m. local time, at the Naples Beach Hotel, located at 851 Gulf Shore Boulevard North, Naples, Florida 34102. The 2004 Annual Meeting is being held for the following purposes:

          1. To elect three members of the Board of Directors for terms expiring at the 2007 Annual Meeting of Shareholders;

          2. To vote on approval of the company's Amended and Restated 2003 Incentive Plan; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     These items are fully discussed in the following pages. Only shareholders of record at the close of business on February 9, 2004 will be entitled to notice of, and to vote at, the Annual Meeting. A list of such shareholders will be available for inspection by any shareholder during normal business hours at our offices at 2150 Goodlette Road North, Naples, Florida 34102, for at least ten days prior to the Annual Meeting and also at the meeting.

     Shareholders are requested to complete, sign, date and return the accompanying proxy card as promptly as possible. A return envelope is enclosed. Submitting a proxy card will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Garrett S. Richter

                                          GARRETT S. RICHTER
                                          Executive Vice President and Secretary

March 10, 2004

                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                           2150 GOODLETTE ROAD NORTH
                             NAPLES, FLORIDA 34102

                                PROXY STATEMENT

     Your proxy is solicited by the Board of Directors of First National Bankshares of Florida, Inc. for use in voting at the 2004 Annual Meeting of Shareholders to be held at 4:00 p.m. local time on Monday, April 19, 2004, at the Naples Beach Hotel, located at 851 Gulf Shore Boulevard North, Naples, Florida 34102, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. These proxy materials are first being mailed to shareholders on or about March 12, 2004.

                                     VOTING

VOTING AND REVOCABILITY OF PROXIES

     When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein and FOR approval of the Amended and Restated 2003 Incentive Plan. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice of revocation to the Secretary prior to the Annual Meeting, or by giving a valid, later dated proxy.

RETURN OF PROXY CARD

     Please complete, sign, date and return the accompanying proxy card promptly in the enclosed addressed envelope, even if you plan to attend the Annual Meeting. Postage need not be affixed to the envelope if mailed in the United States.

     The immediate return of your proxy card will be of great assistance in preparing for the Annual Meeting and is, therefore, urgently requested. If you attend the Annual Meeting and vote in person, your proxy card will not be used.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

     If you plan to attend the Annual Meeting, please be sure to check the box on your proxy card indicating your desire to attend.

RECORD DATE, QUORUM AND SHARE OWNERSHIP

     Only shareholders of record at the close of business on February 9, 2004 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of a majority of the shares of our common stock outstanding on the record date is required for a quorum. As of the record date, there were 46,322,563 issued and outstanding shares of our common stock and no outstanding shares of our preferred stock.

EXPENSES OF SOLICITATION

     We will bear the entire cost of the proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, email, telegram, facsimile or personal solicitation by our directors, officers or regular employees. No additional compensation will be paid for such services. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

QUORUM; REQUIRED VOTE; ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock as of the record date is necessary to constitute a quorum. Shareholders will be counted as present at the meeting if they are present in person at the Annual Meeting or if they have properly submitted a proxy card. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the Amended and Restated 2003 Incentive Plan.

     Any abstaining votes and broker "non-votes" will be counted as present and entitled to vote and therefore will be included for purposes of determining whether a quorum is present at the Annual Meeting. Neither abstentions nor broker "non-votes" will deemed to be "votes cast." As a result, broker "non-votes" and abstentions will not be included in the tabulation of the voting results on the election of directors or approval of the Amended and Restated 2003 Incentive Plan and, therefore, will not have any effect on such votes. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                EXPLANATORY NOTE REGARDING SPIN-OFF TRANSACTION

     On January 1, 2004, we became an independent public company in a spin-off from F.N.B. Corporation. The spin-off was effected through a tax-free distribution by F.N.B. of all of the outstanding shares of our common stock. In connection with the spin-off, certain of the executive officers and directors of F.N.B. resigned from F.N.B. and became our executive officers and directors. F.N.B. previously distributed an information statement to its shareholders describing the spin-off.

     Certain information required to be disclosed in a proxy statement generally relates to a company's prior fiscal years, such as information relating to executive compensation. Because we were a wholly owned subsidiary of F.N.B. until January 1, 2004, and our executive officers and directors were previously executive officers and directors of F.N.B., certain information regarding F.N.B. prior to the spin-off has been included in this proxy statement.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

BOARD INDEPENDENCE

     Our Board presently consists of eight members. The Board has determined that each of our directors other than Gary L. Tice, our Chairman and Chief Executive Officer, has no material relationship with our company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is independent within the meaning of our director independence standards, which reflect exactly the New York Stock Exchange ("NYSE") director independence standards, as currently in effect and as they may be changed from time to time.

COMMITTEES OF THE BOARD OF DIRECTORS

     We were incorporated on August 12, 2003 by F.N.B. Corporation in contemplation of our spin-off from F.N.B., which was completed on January 1, 2004. At the Board's meeting on December 15, 2003, the Board established several committees, including an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each of the committees operates under a written charter, a copy of which is available on our website at www.firstnationalbankshares.com. Shareholders may also request a copy of each charter by writing to our Corporate Secretary at our address on page 1. A copy of the Audit Committee charter is also attached as Appendix A to this proxy statement.

     The members of the committees are identified in the following table, with each committee Chairman being denoted with an asterisk. The Board has determined that each of the members of each of the committees is independent under applicable NYSE and SEC rules.

                                                                              NOMINATING
                                                   AUDIT     COMPENSATION   AND GOVERNANCE
NAME OF DIRECTOR                                 COMMITTEE    COMMITTEE       COMMITTEE
----------------                                 ---------   ------------   --------------
Independent Directors
  G. Scott Baton, II...........................      X                             X
  Alan C. Bomstein.............................      X
  Charles T. Cricks............................                    X*
  James S. Lindsay.............................                    X
  Edward J. Mace...............................      X*                            X
  Lee Roy Selmon...............................                    X
  David A. Straz, Jr. .........................                                    X*
Non-Independent Director
  Gary L. Tice

---------------

 * Chairman

     Audit Committee. The Audit Committee assists the Board in overseeing our accounting and financial reporting processes and audits of our financial statements. It is directly responsible for the appointment, compensation, retention, and oversight of the work of our registered public accounting firm. It reviews the auditing accountant's audit of our financial statements and its report thereon, management's report on our system of internal controls over financial reporting and internal audits and the auditing accountant's report thereon, the auditing accountant's annual management letter, various other accounting and auditing matters and the independence of the auditing accountants. The Committee reviews and pre-approves all audit and non-audit services performed by our auditing accountants, or other accounting firms, other than as may be allowed by applicable law. It has established procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters. The Audit Committee meets with management to review any issues related to matters within the scope of the Audit Committee's duties.

     The Board has determined that each of the members of the committee is financially literate and that Edward J. Mace, the Chairman of the Audit Committee, is an "audit committee financial expert," as defined by SEC rules. None of the members of the committee receives any compensation from us other than for service as a member of the Board of Directors and committees of the Board.

     Nominating and Governance Committee. The Nominating and Governance Committee is responsible for developing and implementing policies and procedures that are intended to constitute and organize appropriately the Board of Directors to meet its fiduciary obligations to the company and its shareholders on an ongoing basis. Among its specific duties, the Nominating Committee makes recommendations to the Board of Directors about our corporate governance processes, assists in identifying and recruiting candidates for the Board, makes recommendations to the Board regarding the membership and chairs of the Board's committees and oversees the annual evaluation of the effectiveness of the organization of the Board and of each of its committees.

     The principal functions of the Committee are to develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines, which the Committee will review on an annual basis, or more frequently if appropriate, and recommend changes as necessary; to review, in consultation with the Chairman and Chief Executive Officer and other directors, the Board of Directors' committee structure and to recommend to the Board for its approval the directors to serve as members of each committee; to recommend, in consultation with the Chairman and Chief Executive Officer, to the Board of Directors (i) nominees to fill vacancies in membership of the Board as they occur among the directors, and (ii) prior to each annual meeting of shareholders, a slate of nominees for election as directors at such meeting and to lead the search for qualified director candidates, who may be submitted by directors, officers, employees, shareholders and others.

     The Committee does not have an express policy with regard to consideration of director candidates recommended by shareholders because our bylaws permit a shareholder to nominate a candidate. The Nominating and Governance Committee will consider director candidates proposed by shareholders. Those candidates must be highly qualified, exhibiting the experience and expertise required of the Board's own pool of candidates and interest in our businesses, and also the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board. Candidates should represent the interests of all shareholders and not those of a special interest group. A shareholder wishing to nominate a candidate should do so in accordance with the guidelines set forth under the heading "Other Information -- Stockholder Proposals for 2005 Annual Meeting."

     Compensation Committee. The principal functions of the Compensation Committee are to determine the salaries of all executive officers and review annually the salary plan for other executives in general management positions; to review our base pay, incentive compensation, deferred compensation and all stock-based plans and to recommend changes in such plans as needed; to review annually the performance of the Chief Executive Officer and other senior executives, and assist the Board in developing and evaluating potential candidates for executive positions, and to oversee the development of executive succession plans; and to prepare and publish an annual executive compensation report in the proxy statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of our Compensation Committee is or has been one of our officers or employees. Although Mr. Tice is not a member of the committee, he is generally invited to attend committee meetings for the purpose of providing continuity and detailed information about our employees and compensation plans. Mr. Tice does not participate in any option grant or incentive award decision or any other decision of the committee that affects him personally.

MEETINGS OF NON-MANAGEMENT DIRECTORS

     The non-management directors meet without members of management present after each meeting of the full Board of Directors. The non-management directors have appointed Charles T. Cricks to preside over meetings of the non-management directors.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board of Directors has implemented a process for shareholders to send communications to the Board. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to our Corporate Secretary at the address on page 1, who has been instructed by the Board to promptly forward all such communications to the Board or such individual directors.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Board Nominations. If you wish to nominate a candidate for election to the Board of Directors at the 2005 Annual Meeting, you must give written notice to our Corporate Secretary in accordance with the procedures set forth in our Bylaws. The notice must be received no later than January 11, 2005 (60 days prior to the anniversary of the date on which we mailed proxy materials for the 2004 Annual Meeting) and must contain information regarding the nominee and the nominating shareholder, as set forth in our Bylaws. If you would like a copy of our Bylaws, you may write to our Corporate Secretary at the address on page 1.

     Other Proposals. Our Bylaws provide that no proposal submitted by any of our shareholders to be considered at an annual shareholders meeting will be considered unless our Corporate Secretary has received written notice of the matter proposed to be presented from the shareholder on or prior to the date which is 120 days prior to the date on which we first mailed our proxy materials for the prior year's annual shareholders meeting. Accordingly, any shareholder proposal must be submitted by November 12, 2004 to be considered for the 2005 Annual Meeting of Shareholders. In accordance with SEC Rule 14a-4(c) under the Securities Exchange Act of 1934, proxy holders will have discretionary authority to vote in accordance with their judgment upon any proposal which is not timely received by the Corporation or which does not otherwise comply with applicable SEC rules. If a shareholder submitting a proposal or nomination does not also comply with the requirements of Rule 14a-14 under the Securities Exchange Act, the individuals appointed as proxies may exercise discretionary authority to vote in accordance with their best judgment on any such proposal or nomination.

DIRECTOR COMPENSATION

     Directors who are salaried employees receive no additional compensation for services as a director or as a member of any committee of the Board. All non-employee directors receive an annual retainer of $26,000, fees of $1,500 per Board meeting attended and $1,000 per committee meeting attended, and reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings. The Chairman of the Audit Committee and the Compensation Committee also receives an annual stipend of $7,500, and the Chairman of each other committee of the Board of Directors receives an annual stipend of $5,000.

     Each of our directors has the option of receiving shares of our common stock in lieu of cash as compensation for Board service, pursuant to our Directors' Compensation Plan. A director electing this option will receive a number of shares of common stock with a market value equal to the amount of cash that would otherwise be payable for Board service. A director may also elect to defer receipt of all or a portion of his Board compensation, whether payable in cash or stock, until the director ceases to be a director, or such earlier time as the director elects at the time the election to defer is made.

BOARD MEETING ATTENDANCE

     The Board of Directors held five meetings and acted once by unanimous written consent during 2003. Each director is expected to attend each meeting of the Board and those committees on which he serves. No director attended less than 75% of the aggregate number of meetings and committees on which the director served during 2003. We intend to have meetings of the Board on the same day as our annual meetings of shareholders, and when this schedule is followed it is the policy of the Board that directors are expected to attend our annual meetings of shareholders.

CODE OF ETHICS

     We have adopted a Code of Business Conduct, a code of business conduct and ethics that applies to all employees, including executive officers and directors, and a separate Code of Ethics for our Chief Executive Officer and senior financial officers. These Codes are posted on our website (www.firstnationalbankshares.com). In the event that we make any amendment to, or grant any waiver from, a provision of either of the Codes that requires disclosure under applicable SEC or NYSE rules, we intend to disclose such amendment or waiver, and the reasons therefor, on our website.

                            PROPOSALS TO BE VOTED ON

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Our Board of Directors consists of eight members and is divided into three classes, with one class standing for election for a three-year term each year at our annual shareholders' meeting. The three directors in Class I, whose terms will expire at the Annual Meeting, have been nominated for reelection at the Annual Meeting to serve for a term expiring at our Annual Meeting in 2007 and until their successors are elected and qualified. The two directors in Class II and the three directors in Class III are serving terms expiring at the our Annual Meeting of Shareholders in 2005 and 2006, respectively.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the three Class I directors standing for reelection. If any of the nominees for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either for a substitute nominee, who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the other nominees only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there will be no vacancy. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

     All of our directors were initially elected to the Board at time of our organization in August 2003, except for Lee Roy Selmon, who was elected to the Board in January 2004.

INFORMATION AS TO DIRECTOR NOMINEES

     There is shown below for each nominee for reelection as a Class I director the nominee's name, age and principal occupation for the past five years and any other public company directorships held.

                                                PRINCIPAL BUSINESS AFFILIATIONS
NAME                        AGE                      DURING PAST FIVE YEARS
----                        ---                 -------------------------------
G. Scott Baton, II          67    Former Chairman and Chief Executive Officer, Chestnut Ridge
                                  Foam, Inc. (manufacturer of fire resistant foam products)

Hon. David A. Straz, Jr.    61    Honorary Consulate General of the Republic of Liberia;
                                  Commissioner, Florida Transportation Commission, former
                                  Chairman and President of Charter Banking Corp. (bank
                                  holding company); former Chairman and Chief Executive
                                  Officer of Southern Exchange Bank; President of First
                                  Southeast Aviation Corp. (aviation)

Lee Roy Selmon              49    President, USF Foundation Partnership for Athletics
                                  (fund-raising foundation); Athletic Director, University of
                                  South Florida ("USF") May 2001 - February 2004; Associate
                                  Athletic Director, USF, 1993 - May 2001; Director of Outback
                                  Steakhouse, Inc.

INFORMATION AS TO CONTINUING DIRECTORS

     There is shown below for each continuing director the director's name, age, Class and principal occupation for the past five years and any other public company directorships held.

                                                      PRINCIPAL BUSINESS AFFILIATIONS
NAME                        AGE   CLASS                   DURING PAST FIVE YEARS
----                        ---   -----               -------------------------------
Gary L. Tice                56    III     Our Chairman and Chief Executive Officer; President and
                                          Chief Executive Officer of F.N.B. Corporation, 2001 -
                                          2003; President and Chief Operating Officer of F.N.B.,
                                          1998 - 2001; Executive Vice President and Chief
                                          Operating Officer of F.N.B., 1997 - 1998; Chairman of
                                          First National Bank of Florida since 1989.

Charles T. Cricks           54    III     Principal, Starboard Ventures (investment company);
                                          Executive Vice President and Chief Operating Officer,
                                          Health Care Solutions, Inc. 1996 - 1998

Edward J. Mace              47    III     Edward J. Mace, C.P.A.; Chief Operating Officer, Ribek
                                          Corporation (management company)

Alan C. Bomstein            58     II     President and Chief Executive Officer, Creative
                                          Contractors, Inc. (commercial construction)

James S. Lindsay            55     II     Managing Partner, Dor-J's LLP; licensed real estate
                                          broker, The Lindsay Company

      PROPOSAL NO. 2: APPROVAL OF AMENDED AND RESTATED 2003 INCENTIVE PLAN

     Prior to our spin-off from F.N.B. Corporation, we adopted and F.N.B., as our sole shareholder, approved our 2003 Incentive Plan, which was substantially identical to F.N.B.'s 2001 Incentive Plan. The purpose of the Plan is to encourage non-employee directors, employees, independent contractors and consultants to increase their efforts to make our company more successful, to provide an additional inducement for such individuals to remain with us, to reward such individuals by providing an opportunity to acquire incentive awards on favorable terms and to provide a means through which we may attract able persons to accept employment with us or to perform services for us. All of our outstanding stock options and shares of restricted stock have been granted pursuant to the 2003 Incentive Plan.

     On February 27, 2004, our Board of Directors approved an Amended and Restated 2003 Incentive Plan that incorporates certain revisions to the Plan that the Board believes are in the best interests of our company. The Amended and Restated Plan will be effective upon its approval by our shareholders, and we will submit the Amended and Restated Plan to shareholders for approval at the Annual Meeting, The Board of Directors recommends that shareholders vote "FOR" approval of the Amended and Restated Plan.

     A description of the material features of the Amended and Restated Plan appears below, including a description of the revisions to the Amended and Restated Plan from the terms of the Plan as originally adopted. The following discussion of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is included as Exhibit B to this proxy statement.

TYPES OF AWARDS UNDER THE AMENDED AND RESTATED PLAN

     The Amended and Restated Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance units and phantom stock. The original Plan also provided for the grant of reload options and limited stock appreciation rights. Reload options are generally options granted to a participant who has tendered previously owned shares as the exercise price of, or in satisfaction of tax withholding requirements with respect to, other exercised options; the reload options effectively replace the shares so tendered. Limited stock appreciation rights are generally stock appreciation rights that are only exercisable during certain periods. OUR BOARD OF DIRECTORS BELIEVES THAT RELOAD OPTIONS AND LIMITED STOCK APPRECIATION RIGHTS ARE UNNECESSARY IN LIGHT OF THE OTHER TYPES OF AWARDS AVAILABLE UNDER THE AMENDED AND RESTATED PLAN.

SHARES SUBJECT TO THE AMENDED AND RESTATED PLAN

     As originally adopted, the Plan provided that the maximum number of shares of common stock that could be granted under the Plan was the sum of 500,000 shares plus the number of shares subject to options granted in connection with the spin-off, but beginning in 2005 such number would be automatically increased each year by 3% of the total number of issued and outstanding shares of our common stock as of the first day of that calendar year.

     THE BOARD BELIEVES IT IS APPROPRIATE AND DESIRABLE TO REMOVE THE FEATURE OF THE PLAN THAT PROVIDED FOR AUTOMATIC ANNUAL INCREASES IN THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN, AND TO INSTEAD PROVIDE FOR A FIXED NUMBER OF SHARES TO BE AVAILABLE FOR AWARDS. Accordingly, the Amended and Restated Plan provides that the maximum number of shares available for awards is 6,000,000, which includes the 4,064,385 shares subject to currently outstanding awards, leaving 1,935,615 shares available for future awards.

ADMINISTRATION OF THE AMENDED AND RESTATED PLAN

     The Amended and Restated Plan is administered by the Compensation Committee of our Board of Directors (the "Committee"). Subject to the provisions of the Amended and Restated Plan, the Committee has the authority to determine, among other things, the individuals to whom awards shall be granted and to determine exercise prices, vesting requirements, the term of and the number of shares covered by each award, and the form of the award to be granted.

PERSONS ELIGIBLE TO PARTICIPATE IN THE AMENDED AND RESTATED PLAN

     Awards may be granted to our non-employee directors, employees, independent contractors and consultants who share the responsibility for the management, growth, or protection of our business or who, in the opinion of the Committee, provide services yielding significant benefits to us. Only our employees, however, are eligible to receive incentive stock options.

  INCENTIVE AWARDS

     All Awards. The Amended and Restated Plan authorizes the Committee to award eligible non-employee directors, employees, independent contractors and consultants non-qualified stock options, stock appreciation rights, restricted stock, performance units, phantom stock or any combination thereof and to award eligible employees incentive stock options (collectively referred to as "awards"). Each award granted under the Amended and Restated Plan will be represented by an agreement in a form approved by the Committee. The award agreement shall be subject to and shall incorporate the terms and conditions required under the Amended and Restated Plan or as required by the Committee for the form of the award granted and such other terms and conditions as the Committee may specify.

     The maximum number of shares of common stock (and in the case of performance units, the maximum dollar value) with respect to which awards may be granted in any calendar year (or in the case of performance units, in any performance period) to any participant under the Amended and Restated Plan is as follows: options: 200,000 shares; stock appreciation rights: 200,000 shares; restricted stock: 100,000 shares; phantom stock: 200,000 shares; and performance units: 100,000 shares or $2,000,000.

     Stock Options. The Amended and Restated Plan authorizes the Committee to grant eligible non-employee directors, employees, independent contractors and consultants non-qualified stock options to purchase shares of common stock and to grant eligible employees incentive stock options to purchase shares of common stock.

     The exercise price of stock options granted under the Amended and Restated Plan will be determined by the Committee, but in the case of incentive stock options, the exercise price shall not be less than the fair market value (as defined in the Amended and Restated Plan) per share of our common stock on the date of the grant of the option (or in the case of certain incentive stock options as described below, 110% of fair market value).

     Stock options may be exercised in whole or in part by the participant in the Amended and Restated Plan, but in no event later than ten years from the date of the grant, in the case of an incentive stock option, or ten years and six months from the date of grant, in the case of a non-qualified stock option. Any incentive stock option granted under the Amended and Restated Plan to a participant who owns directly or indirectly (under applicable ownership attribution rules) more than 10% of the total combined voting power of all classes of our stock or the stock of any of our subsidiaries may not be purchased at a price less than 110% of the market price on the day the option is granted, and no such option may be exercised more than five years from the date of grant. Upon payment, we will deliver stock certificates for such shares to the participant, or will enroll the participant in our dividend reinvestment plan.

     The purchase price for the shares may be paid in cash, shares of our common stock owned by the participant for more than six months, by withholding shares of common stock issuable upon exercise of the stock option, by waiving compensation due or accrued for services rendered, by a same-day sale commitment, by a margin commitment, by a combination of the above or by another method acceptable to the Committee, in each case as determined by the Committee and set forth in the applicable award agreement.

     Stock options granted under the Amended and Restated Plan are exercisable during the lifetime of the participant only by the participant. All stock options granted under the Amended and Restated Plan are non-transferable except by will or under the laws of descent and distribution.

     In the event of a change of control (as defined in the Amended and Restated
Plan), all stock options outstanding under the Amended and Restated Plan and not previously exercisable shall become fully exercisable.

     Stock Appreciation Rights. Stock appreciation rights may be granted under the Amended and Restated Plan either alone or in conjunction with stock options granted under the Amended and Restated Plan. Stock appreciation rights awarded in conjunction with a stock option generally are exercisable only at such time and to the extent that the related option is exercisable. Upon exercise of a stock appreciation right granted on a stand-along basis, a participant shall be entitled to receive an amount in cash or shares of common stock or a combination thereof equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the fair market value of one share of common stock on the date of grant (as set forth in the applicable award agreement), multiplied by the number of shares in respect of which the stock appreciation right is exercised. Upon exercise of a stock appreciation right granted in conjunction with an option, a participant shall be entitled to receive an amount in cash or shares of common stock or a combination thereof equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share specified in the stock appreciation right or the related stock option, multiplied by the number of shares in respect of which the stock appreciation right is exercised.

     In the event of a change of control (as defined in the Amended and Restated
Plan), all stock appreciation rights outstanding under the Amended and Restated Plan and not previously exercisable and vested shall become fully exercisable and vested.

     Performance Units. The Amended and Restated Plan provides for the award of performance units. In granting performance units, the Committee will determine a performance period of one or more years and will determine the performance objectives for grants of performance units. Performance objectives may vary from participant to participant and between groups of participants and may be based upon such criteria or combination of factors as the Committee may deem appropriate and which are set forth in the Amended and Restated Plan; e.g., earnings per share, return on equity and operating income. Performance units may be paid in cash or shares of common stock or a combination thereof.

     At the beginning of a performance period, the Committee will determine for each participant eligible for performance units the amount of the award (which may be fixed or may vary in accordance with the applicable performance goals) that will be paid as an award if the relevant measure of performance for the performance period is met.

     Restricted Stock. Restricted stock may be received by a participant as an award under the Amended and Restated Plan. Restricted stock granted under the Amended and Restated Plan shall be subject to a restriction period (after which restrictions shall lapse) commencing on the date of grant of the award and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine.

     Except as otherwise provided in the Amended and Restated Plan, no shares of restricted stock may be sold, exchanged, transferred, pledged or otherwise disposed of during the restriction period. The Committee may require certificates for restricted stock delivered under the Amended and Restated Plan to be held in custody by a bank or other institution or by the company itself until the restriction period expires or the restrictions thereon otherwise lapse. In addition, the Committee may require the recipient to deliver a stock power of attorney endorsed in blank relating to the restricted stock as a condition of receipt of restricted stock. If the participant ceases to be employed by or to provide services to us before the end of the restriction period, the restricted stock may be forfeited.

     In the event of a change of control (as defined in the Amended and Restated
Plan), the restriction period applicable to any restricted stock granted under the Amended and Restated Plan shall end, and all shares of restricted stock shall become fully vested.

     Phantom Stock. Phantom stock may also be granted under the Amended and Restated Plan. For each share of phantom stock, a participant is entitled to receive an amount in cash and/or shares of common stock equal in value to the fair market value of one share of common stock at the applicable date or upon the occurrence of an applicable event as specified in the award agreement.

AMENDMENT AND TERMINATION OF THE AMENDED AND RESTATED PLAN

     With respect to any shares of common stock at the time not subject to an award, our Board of Directors may at any time terminate, modify or amend the Amended and Restated Plan in any respect, provided always that no such termination, modification or amendment shall terminate any outstanding award previously granted under the Amended and Restated Plan (unless we are liquidated or dissolved) and that no modification or amendment shall be made absent the approval of our shareholders to: (i) increase the total number of shares which may be issued or delivered under the Amended and Restated Plan; (ii) make any change in the class of individuals eligible to receive awards; (iii) extend the period set forth in the Amended and Restated Plan during which awards may be granted; or (iv) make any changes that require shareholder approval under the rules and regulations of any securities exchange on which the common stock is traded. Our Board of Directors may also suspend the granting of awards pursuant to the Amended and Restated Plan at any time and may terminate the Amended and Restated Plan at any time; provided, however, no such suspension or termination shall modify or amend any award granted before such suspension or termination unless the affected participant consents in writing to such modification or amendment or we are dissolved or liquidated.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. All incentive stock options granted or to be granted under the Amended and Restated Plan are intended to be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the issuer of such option will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the common stock acquired upon exercise of his or her incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his or her exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount generally equal to the lesser of: (i) gain on the sale or other disposition; or (ii) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

     The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for us.

     The Amended and Restated Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to us other shares of our common stock owned by the optionee, and Section 422 of the Code provides that an option will continue to be treated as an incentive stock option if it is exercised in such manner. Accordingly, except as noted below with respect to certain "statutory option stock," an optionee who exercises an incentive stock option in whole or in part in such manner will not recognize any gain or loss upon such exercise. The optionee's basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered. The optionee's basis in the additional number of new shares received will be zero plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid.

     Section 424(c)(3) of the Code provides that if "statutory option stock" is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under Section 422(a)(1) of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. The optionee's basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered plus the amount of ordinary income recognized. The optionee's basis in the additional number of new shares received will be zero plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under Section 422 of the Code.

     In general, an option granted under the Amended and Restated Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option. In addition, the aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options granted under the Amended and Restated Plan are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Any excess over such amount will be deemed to be related to and part of a non-qualified stock option.

     Non-Qualified Stock Options. All options granted under the Amended and Restated Plan that do not qualify as incentive stock options are non-qualified stock options not entitled to special tax treatment under Section 422 of the Code.

     A participant in the Amended and Restated Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. However, under the applicable Treasury Regulations, the non-qualified stock options issued under the Amended and Restated Plan will not have a readily ascertainable fair market value unless, at the time such options are granted, similar options of the company are actively traded on an established market. We will not have any such actively traded options in the foreseeable future.

     Upon the exercise of a non-qualified option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. We will not be entitled to an income tax deduction with respect to the grant of a non-qualified stock option or the sale of stock acquired pursuant thereto. We generally will be permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-qualified stock option.

     The Amended and Restated Plan permits the Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-statutory option by transferring to us other shares of our common stock owned by the optionee. If an optionee exchanges previously acquired common stock pursuant to the exercise of a non-qualified stock option, the IRS has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price. Thus, the optionee's basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered. The optionee's basis in the additional number of new shares received will be equal to the amount of ordinary compensation income recognized as the result of the exercise of the option plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid.

     Stock Appreciation Rights, Performance Units and Phantom Stock. On the exercise of a stock appreciation right or upon the receipt of cash or common stock with respect to a performance unit or a share of phantom stock, the participant will recognize taxable ordinary income in an amount equal to the sum of the cash and the fair market value of the stock (determined as of the date of exercise of the stock appreciation right or the date of receipt of cash or common stock with respect to the performance unit or phantom stock, whichever is applicable), if any, received. An Amended and Restated Plan participant will not recognize a loss on the termination of an unexercised stock appreciation right, performance unit or share of phantom stock received under the Amended and Restated Plan.

     Restricted Stock. Generally, and except as noted below, the grant of restricted stock is not taxable at the time of the grant. Instead, at the time restricted stock vests or becomes transferable free of a substantial risk of forfeiture, a participant will recognize ordinary income equal to (i) the excess of the fair market value of such restricted stock on the date the shares vest or become transferrable over (ii) the price, if any, paid for such restricted stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to (i) the excess of the fair market value of the restricted stock on the date of grant over (ii) the price, if any, paid for the restricted stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. Dividends paid on the shares of restricted stock before they vest will be taxed to the participant either as additional compensation or, if the participant has made the election described above, as dividend income.

     In most cases, the basis in shares acquired upon exercise of a non-qualified option or stock appreciation right, upon an award of restricted stock or upon payment with respect to shares of phantom stock will be equal to the fair market value of the shares on the employee's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date.

     As a general rule, we will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards granted under the Amended and Restated Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an incentive stock option disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that we comply with the reporting requirements applicable to the ordinary income recognized by the employee. We will not, however, be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. We also may not be entitled to a deduction with respect to payments to certain employees to the extent that the total remuneration of such employee is found to be excessive under Section 162(m) of the Code.

     General. The Amended and Restated Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this document, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Amended and Restated Plan and does not purport to be a complete description of all federal income tax aspects of the Amended and Restated Plan. Amended and Restated Plan participants may also be subject to state and local taxes in connection with the grant or exercise of options, stock appreciation rights, performance units, restricted stock, phantom stock, or any combination thereof granted under the Amended and Restated Plan and the sale or other disposition of shares acquired upon exercise of the options or otherwise received pursuant to the Amended and Restated Plan. Individuals receiving a grant of options, stock appreciation rights, performance units, restricted stock, phantom stock, or any combination thereof should consult with their personal tax advisor regarding federal, state and local consequences to them of participating in the Amended and Restated Plan.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote (either in person or by proxy) of a majority of the votes cast is required to approve the Amended and Restated 2003 Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed our audited financial statements for the year ended December 31, 2003 with management and discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Ernst & Young LLP regarding its independence from the company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Ernst & Young LLP the independence of that firm and has considered whether the provision of non-audit services by Ernst & Young LLP during 2003 was compatible with maintaining the independence of that firm. The Audit Committee pre-approves all audit and permitted non-audit services provided by Ernst & Young LLP. Based upon the above materials and discussions, the Audit Committee has approved the inclusion of these financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003.

                                          Audit Committee

                                          Edward J. Mace, Chairman
                                          Alan C. Bomstein
                                          G. Scott Baton, II

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee was constituted on December 15, 2003 at the last meeting of our Board of Directors prior to our spin-off from F.N.B. Corporation. All the decisions affecting the compensation of our Chief Executive Officer and our other senior executives during 2003, as well as the various compensation plans applicable to them and our other employees, were under plans, arrangements and commitments approved by F.N.B.'s shareholders and/or the Compensation Committee of F.N.B.'s Board of Directors.

                                          Compensation Committee

                                          Charles T. Cricks, Chairman
                                          James S. Lindsay
                                          Lee Roy Selmon

                               EXECUTIVE OFFICERS

     Listed below is certain information concerning our executive officers, other than Mr. Tice. Information regarding Mr. Tice appears above under the heading "Election of Directors -- Information as to Continuing Directors." Each of our executive officers has served with us in the position shown below since our incorporation in August 2003.

                                                               PRINCIPAL BUSINESS AFFILIATIONS
NAME                  AGE            POSITION                      DURING PAST FIVE YEARS
----                  ---            --------                  -------------------------------
Kevin C. Hale         50    President and Chief           Executive Vice President and Chief
                            Operating Officer             Operating Officer of F.N.B.,
                                                          2002 - December 2003; President and Chief
                                                          Executive Officer of First National Bank
                                                          of Florida, 2001 - 2002; Executive Vice
                                                          President and Chief Operating Officer,
                                                          Florida division of F.N.B., 2000 - 2001;
                                                          Senior Executive Vice President of
                                                          SunTrust Banks, South Florida,
                                                          1998 - 1999

Garrett S. Richter    53    Executive Vice President      Executive Vice President of F.N.B.,
                            and Secretary                 2001 - December 2003; President and Chief
                                                          Executive Officer of First National Bank
                                                          of Florida, 2002 - present; President and
                                                          Chief Executive Officer of First National
                                                          Bank of Naples, 1994 - 2001

C.C. Coghill          60    Executive Vice President      Executive Vice President and Chief Credit
                                                          Officer of F.N.B., 2001 - December 2003;
                                                          Executive Vice President and Senior Loan
                                                          Officer of First National Bank of Florida
                                                          and Senior Vice President of F.N.B.,
                                                          1998 - 2001

Robert T. Reichert    41    Senior Vice President,        Senior Vice President and Treasurer of
                            Chief Financial Officer and   F.N.B., April 2003 - December 2003; Vice
                            Treasurer                     President and Corporate Controller of
                                                          F.N.B., 1996 - 2003; Executive Vice
                                                          President and Chief Financial Officer of
                                                          First National Bank of Florida, 2001 -
                                                          present.

                             EXECUTIVE COMPENSATION

     During the years ended December 31, 2003, 2002 and 2001, each of our executive officers was employed by F.N.B. Corporation and was compensated in accordance with F.N.B.'s plans and policies. The following table sets forth certain information with respect to the annual and long-term compensation paid to our executive officers by F.N.B. The individuals listed below served F.N.B. and its subsidiaries in different positions than they now hold with us.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                   COMPENSATION
                                                                   ------------
                                           ANNUAL COMPENSATION      SECURITIES
                                           --------------------     UNDERLYING        ALL OTHER
NAME                               YEAR     SALARY      BONUS       OPTIONS(1)     COMPENSATION(2)
----                               ----    --------    --------    ------------    ---------------
Gary L. Tice.....................  2003    $650,000    $      0      135,908         $1,421,925(3)
  Chairman and                     2002     600,000     600,000      132,311            212,594
  Chief Executive Officer          2001     460,000     325,000      175,830            146,352

Kevin C. Hale....................  2003     420,000           0       62,090             94,406
  President and                    2002     375,000     294,014       58,900             25,823
  Chief Operating Officer          2001     263,000     196,000       71,136             20,822

Garrett S. Richter...............  2003     300,000           0       44,348            102,856
  Executive Vice                   2002     280,008     254,618       43,977             29,849
  President and Secretary          2001     240,000     117,125       32,454             17,394

C.C. Coghill.....................  2003     250,008           0       36,957             74,633
  Executive Vice President         2002     225,000     161,707       35,339             31,075
                                   2001     193,008      93,949       26,097             26,320

Robert T. Reichert...............  2003     200,016      50,000       14,372             49,181
  Senior Vice President,           2002     185,016     107,348       14,123             20,896
  Chief Financial Officer and      2001     160,008      61,106       12,981             84,103
  Treasurer

---------------

(1) Represents shares of our common stock underlying options we issued in connection with the spin-off upon the conversion of F.N.B. Corporation options granted to our executive officers in the indicated year. Does not include 1,458, 1,256 and 2,167 shares underlying options issued by F.N.B. Corporation to Mr. Tice in connection with the spin-off upon the conversion of options he received in 2001, 2002 and 2003, respectively, for service on the Board of Directors of F.N.B.

(2) Includes, for 2003, $18,000 of 401(k) Plan employer matching contributions to Messrs. Tice, Hale, Richter, Coghill and Reichert. The following amounts were paid or accrued by F.N.B. for 2003 under the following programs to Messrs. Tice, Hale, Richter, Coghill and Reichert, respectively: ERISA Excess Profit Sharing and Lost Match Plan (employer matching contributions relating to 401(k) Plan and profit sharing contributions) $125,429, $51,993, $44,939, $28,124 and $12,681; and Supplemental Disability Plan, $11,988, $7,925, $9,250, $8,375 and $1,863.

(3) Includes the accrual by F.N.B. in December 2003 of $1,146,728, the present value of F.N.B.'s future funding obligations with respect to the split-dollar insurance arrangement entered into between Mr. Tice and F.N.B. under Mr. Tice's employment agreement, in connection with the termination of the split-dollar insurance arrangement. We assumed this payment obligation in the spin-off, and have since paid such amount to Mr. Tice.

OPTIONS GRANTED DURING 2003

     During 2003, F.N.B. granted stock options to each of our executive officers. On January 1, 2004, the date of our spin-off from F.N.B., all F.N.B. stock options held by our employees (other than certain options issued to

Mr. Tice in respect of his service as an F.N.B. director) were converted to options issued by us based on a conversion formula set forth in the Employee Benefits Agreement we entered into with F.N.B. in connection with the spin-off. The options granted to Mr. Tice during 2003 in respect of his services as an F.N.B. director were converted into separate options to purchase both F.N.B. common stock and our common stock pursuant to the Employee Benefits Agreement. The following table contains information concerning the stock options granted to our executive officers by F.N.B. in 2003. Except as noted, all options described in the table are reflect options granted by us after the spin-off upon the conversion of options granted by F.N.B. in 2003.

                                           INDIVIDUAL GRANTS
                           --------------------------------------------------    POTENTIAL REALIZABLE VALUE
                                         % OF TOTAL                               AT ASSUMED ANNUAL RATES
                           NUMBER OF      OPTIONS                                      OF STOCK PRICE
                           SECURITIES     GRANTED                                 APPRECIATION FOR OPTION
                           UNDERLYING    TO F.N.B.     EXERCISE                           TERM(1)
                            OPTIONS      EMPLOYEES     OR BASE     EXPIRATION    --------------------------
NAME                        GRANTED       IN 2003       PRICE         DATE           5%             10%
----                       ----------    ----------    --------    ----------    -----------    -----------
Mr. Tice.................    135,908(2)      24%        $12.18      1/20/13       1,022,304      2,590,726
                               2,448(3)       *          12.18      1/20/13          18,752         47,521
                               2,167(4)       *          13.75      1/20/13          18,739(5)      47,487(5)
Mr. Hale.................     62,090(2)      11%         12.18      1/20/13         475,609      1,205,291
Mr. Richter..............     44,348(2)       8%         12.18      1/20/13         339,706        860,883
Mr. Coghill..............     36,957(2)       7%         12.18      1/20/13         283,091        717,409
Mr. Reichert.............     14,372(2)       3%         12.18      1/20/13         110,090        278,989

---------------

 * Less than 1%

(1) In order for the gains to be realized over the ten-year term of the option, the stock price at expiration date, January 20, 2013, would be $19.84, assuming a 5% annual increase, and $31.59, assuming a 10% annual increase, reflecting increases in the overall market prices of our common stock as of January 2, 2004 of approximately 63% and 159%, respectively.

(2) Options were granted on January 20, 2003 and become exercisable in five equal installments beginning on the first anniversary of the grant date.

(3) Options were granted on January 20, 2003 and become exercisable on the first anniversary of the grant date.

(4) Reflects options to purchase F.N.B. common stock issued in connection with the spin-off upon the conversion of options issued to Mr. Tice in respect of his service as a member of the F.N.B. Board of Directors.

(5) In order for the gains to be realized over the ten-year term of the option, the price of F.N.B.'s common stock at the expiration date, January 20, 2013, would be $22.40, assuming a 5% annual increase, and $35.66, reflecting increases in the overall market prices of F.N.B.'s common stock as of January 2, 2004 of approximately 63% and 159%, respectively.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table contains information concerning the exercise of F.N.B. stock options during 2003 by our executive officers and the aggregate value of unexercised stock options to purchase our common stock held by our executive officers as of January 2, 2004, the first day of the trading of our common stock following our spin-off from F.N.B.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                         SHARES                             OPTIONS(3)              IN-THE-MONEY OPTIONS(4)
                       ACQUIRED ON      VALUE       ---------------------------   ---------------------------
NAME                   EXERCISE(1)   REALIZED(2)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   ------------   -----------   -------------   -----------   -------------
Mr. Tice.............     3,610       $30,107.40      457,702        274,989      $2,867,187     $1,553,420
Mr. Hale.............        --               --      130,418        126,406         957,811        732,235
Mr. Richter..........    23,044       192,186.96      161,588         81,286         954,695        440,733
Mr. Coghill..........     1,608        12,735.36      130,879         66,357         771,169        358,738
Mr. Reichert.........        --               --       43,449         27,319         459,322        408,130

---------------

(1) Represents pre-spin-off shares of F.N.B. common stock issued upon the exercise of options during 2003.

(2) Represents the difference between the aggregate market value at December 31, 2003 of the shares received upon exercise of the options and the aggregate option exercise price.

(3) Represents shares of our common stock underlying options issued by us in connection with the spin-off upon the conversion of options to purchase F.N.B. common stock.

(4) Represents the difference between the aggregate market value at January 2, 2004, the first day of trading of our common stock after the spin-off, of the shares subject to options to purchase our common stock and the aggregate option exercise prices.

RETIREMENT BENEFITS

     The following table illustrates the maximum annual benefits payable in 2004 upon normal retirement age of 62 under the life annuity option of the Basic Retirement Plan, ERISA Excess Profit Sharing and Lost Match Plan (excluding matching contributions) and applicable qualified retirement plan in which our executive officers will participate. The estimated annual pension payments shown in the table below are reasonable representations of the total benefits under the Basic Retirement Plan, ERISA Excess Profit Sharing and Lost Match Plan (excluding matching contributions) and the Salary Savings Plan. As of March 1, 2004, Messrs. Tice, Hale, Richter, Coghill and Reichert are credited with the following years of services, respectively (reflecting years of service with F.N.B.), for annual pension payments described in the chart below: 20, 4, 15, 13 and 7.

                      ESTIMATED ANNUAL RETIREMENT BENEFITS

    AVERAGE ANNUAL                           YEARS OF SERVICE
EARNINGS FOR FIVE YEARS   ------------------------------------------------------
 PRECEDING RETIREMENT        10         15         20         25      30 OR MORE
-----------------------   --------   --------   --------   --------   ----------
       $175,000           $ 33,763   $ 46,888   $ 60,013   $ 66,576    $ 73,138
        200,000             41,263     56,263     71,263     78,763      86,263
        225,000             60,013     82,513    105,013    113,451     121,888
        250,000             68,763     93,763    118,763    128,138     137,513
        275,000             77,513    105,013    132,513    142,826     153,138
        300,000             86,263    116,263    146,263    157,513     168,763
        325,000             95,013    127,513    160,013    172,201     184,388
        350,000            103,763    138,763    173,763    186,888     200,013
        375,000            112,513    150,013    187,513    201,576     215,638
        400,000            121,263    161,263    201,263    216,263     231,263
        500,000            156,263    206,263    256,263    275,013     293,763
        600,000            221,263    296,263    371,263    401,263     461,263
        800,000            301,263    401,263    501,263    541,263     621,263

     The retirement benefit for each employee covered by the Salary Savings Plan will be based on a discretionary contribution credited to the employee's account, which will accumulate investment income.

     Compensation included in the computation of benefits is base salary and bonus as indicated above in the Summary Compensation Table.

NONQUALIFIED PLANS

     We maintain three supplemental nonqualified retirement plans. Our ERISA Excess Profit Sharing and Lost Match Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Internal Revenue Code and the amount that would be provided under our Salary Savings 401(k) Plan, if no limits were applied.

     We maintain a separate supplemental retirement benefit plan, the Basic Retirement Plan (BRP), applicable to certain of our officers as designated by the Board of Directors. Officers participating in this plan receive a benefit based on a target benefit percentage based on years of service at retirement and designated tier as determined by the Board. When a participant retires, the basic benefit under the BRP is a monthly benefit equal to the target benefit percentage times the participant's highest average monthly cash compensation during five consecutive calendar years within the last ten calendar years of employment. This monthly benefit is reduced by the monthly benefit the participant receives from Social Security, his or her qualified plan benefit (to the extent the benefit relates to employer contributions other than matching contributions) and ERISA Excess benefits (to the extent the benefit relates to employer contributions other than matching contributions).

     The BRP contains provisions for reducing the basic benefit if the participant retires prior to normal retirement (age 62) but on or after early retirement date (age 55 with 5 years of service). The participant's rights to benefits under the BRP vest at 100% upon the attainment of age 55 and 5 years of service or upon normal retirement, "change in control" (as defined in the BRP), death or disability. Benefits are forfeited in the event a participant's employment is terminated for cause or a participant terminates employment prior to early retirement.

EMPLOYMENT AGREEMENTS

     In connection with our spin-off from F.N.B., we assumed all of the rights and obligations under the employment agreements originally entered into by F.N.B. with each of Gary L. Tice, Kevin C. Hale, Garrett S. Richter and C.C. Coghill. We plan to enter into an employment agreement with Mr. Reichert in the near future.

     Under these agreements, each executive receives an annual base salary that is subject to periodic increases at the discretion of the Board of Directors. At February 1, 2004, these annual base salaries were $650,000 for Mr. Tice; $420,000 for Mr. Hale; $300,000 for Mr. Richter; and $250,000 for Mr. Coghill.

     Each of the executives is entitled to receive all other benefits approved by the Board of Directors and made available to senior executive officers.

     The employment agreement of each of Messrs. Tice, Richter and Coghill has a term of five years, while the employment agreement of Mr. Hale has a term of three years. Each of the agreements renews automatically each year for one additional year, until a certain date after which the agreements are no longer renewable. The agreement of Mr. Tice is renewable until 2007 and will expire in 2012. The agreement of Mr. Hale is renewable until 2013 and will expire in 2016. The agreement of Mr. Richter is renewable until 2012 and will expire in 2015. The agreement of Mr. Coghill is renewable until 2005 and will expire in 2008.

     Each of the employment agreements provides for payments to the executives in the event the employment of any of the executives is terminated without cause. The agreement of Mr. Tice provides that he is entitled to receive his base salary then in effect through the end of the term of the agreement. Messrs. Richter and Coghill would each be entitled to a payment of two times their annual base salaries and two times their bonuses received in the one-year period prior to their termination. Mr. Hale would be entitled to a payment of 299% times his base salary and 299% times his bonus received in the one-year period prior to his termination.

     Upon a change in control of the corporation, Mr. Tice would be entitled to receive an amount equal to approximately three times his base salary then in effect. In addition, Mr. Tice would also be entitled to receive an amount equal to three times the highest bonus paid to him in the three-year period prior to the change of control. Mr. Richter would be entitled to a payment of two times his annual base salary and two times his bonus received in the one-year period prior to his termination. Mr. Hale would generally be entitled to a payment of 299% times his base salary and 299% times his bonus received in the one-year period prior to his termination.

     Each of the employment agreements contains a confidentiality provision, a covenant not to compete for a term of two years following the date of termination, and a covenant not to solicit any of the company's executives or employees for a period of up to two years following the date of termination.

     Mr. Tice's employment agreement also provided that F.N.B. would pay certain split-dollar life insurance premiums on behalf of Mr. Tice. In December 2003, Mr. Tice and F.N.B. agreed to terminate the split-dollar life insurance arrangement in consideration of a lump sum payment to Mr. Tice of $1,146,728, the present value of

F.N.B.'s future funding obligations with respect to the split-dollar insurance arrangement. We assumed this payment obligation in the spin-off, and have since paid such amount to Mr. Tice.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of February 1, 2004 about shares of our common stock that may be issued upon the exercise of options, warrants and rights granted under our 2003 Incentive Plan and our 2003 Director Stock Option Plan, which are our only equity compensation plans. Each of these plans was approved by F.N.B., as our sole shareholder, prior to our spin-off from F.N.B. As described above, we will be asking our shareholders to approve an Amended and Restated 2003 Incentive Plan at the Annual Meeting.

                                                                                                 (C)
                                                                                        NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE
                                                (A)                     (B)              FOR FUTURE ISSUANCE
                                      NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE          UNDER EQUITY
                                      BE ISSUED UPON EXERCISE    EXERCISE PRICE OF       COMPENSATION PLANS
                                      OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
                                        WARRANTS AND RIGHTS     WARRANTS AND RIGHTS    REFLECTED IN COLUMN(A))
                                      -----------------------   --------------------   -----------------------
EQUITY COMPENSATION PLANS APPROVED
  BY SHAREHOLDERS:
  Amended and Restated 2003
     Incentive Plan.................         4,022,043                 $10.08                 1,930,352
  2003 Director Stock Option Plan...                 0                     --                   400,000
                                             ---------                 ------                 ---------
  TOTAL.............................         4,022,043                 $10.08                 2,330,352
                                             =========                 ======                 =========

                           OWNERSHIP OF COMMON STOCK

     The following table sets forth information, as of February 1, 2004, concerning the shares of our common stock that are beneficially owned by each of our directors and executive officers, by all of our directors and executive officers as a group, and by each person that, to our knowledge, owns 5% or more of our outstanding common stock.

                                                             NUMBER OF SHARES
                                                            BENEFICIALLY OWNED   PERCENT OF
NAME                                                              (1)(2)          CLASS(3)
----                                                        ------------------   ----------
Gary L. Tice..............................................         575,168(4)       1.2%
Charles T. Cricks.........................................         127,936(5)         *
G. Scott Baton, II........................................          47,928            *
James S. Lindsay..........................................         173,772(6)         *
Edward J. Mace............................................         139,345(7)         *
Alan C. Bomstein..........................................          49,331            *
David A. Straz, Jr. ......................................         722,835(8)       1.6%
Lee Roy Selmon............................................              --           --
Kevin C. Hale.............................................         132,374(9)         *
Garrett S. Richter........................................         247,262(10)        *
C.C. Coghill..............................................         190,820(11)        *
Robert T. Reichert........................................          46,399(12)        *
All executive officers and directors, as a group..........       2,453,170          5.3%

---------------

 *  Less than 1%.

 (1) Except as otherwise indicated, each director possesses sole voting power and sole investment power as to all shares listed opposite his or her name or shares these powers with his or her spouse or a wholly owned company. This does not include the following shares held of record by the director's spouse or children, or held in trust, and as to which each director disclaims beneficial ownership: Mr. Lindsay, 10,409 shares; and Mr. Tice, 726 shares.

 (2) Includes shares that may be acquired upon the exercise of stock options within 60 days, as follows: Mr. Tice, 457,702 shares; Mr. Hale, 130,418 shares; Mr. Richter, 161,588 shares; Mr. Coghill, 130,879 shares; Mr. Reichert, 43,449 shares; Mr. Cricks, 11,302 shares; Mr. Baton, 10,167 shares; Mr. Lindsay, 10,525 shares; Mr. Mace, 9,711 shares; Mr. Bomstein, 15,478 shares.

 (3) Based on an aggregate of 46,332,563 shares of our common stock issued and outstanding as of February 1, 2004. For purposes of computing the percentage of outstanding shares beneficially owned by each person, shares of which such person has a right to acquire beneficial ownership within 60 days (as described in note 2 above) have been included in both the number of shares owned by that person and the number of shares outstanding, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

 (4) Includes 5,130 shares jointly owned by Mr. Tice and his mother and 9,965 shares held by the First National Bankshares of Florida, Inc. Salary Savings Plan for Mr. Tice.

 (5) Includes 2,721 shares owned by Mr. Cricks' wife and 7,045 shares held by Mr. Cricks as co-trustee for his mother.

 (6) Includes 10,104 shares held by Mr. Lindsay as custodian for two of his children; 94,295 shares owned by Dor-J's LLP, of which Mr. Lindsay is the managing partner; and 1,473 shares held by Mr. Lindsay as trustee for his mother.

 (7) Includes 545 shares held by Mr. Mace as custodian for three of his children; 300 shares jointly owned by Mr. Mace and his mother; 7,228 shares held by Mr. Mace as trustee for certain unrelated beneficiaries; 26,972 shares held by the Ribek Corporation Defined Contribution Pension Trust, of which Mr. Mace is a Trustee; and 75,859 shares owned by Ribek Corporation, of which Mr. Mace is Chief Operating Officer.

 (8) Includes 44,100 shares owned by the David A. Straz, Jr. Foundation of which Mr. Straz is sole Trustee and has sole voting power; 882 shares owned by Mr. Straz's daughter; 771 shares owned by the David A. Straz, Jr. Profit Sharing Plan, of which Mr. Straz is sole Trustee; and 882 shares owned by David A. Straz, Jr. IRA #2 of which Mr. Straz is sole Trustee.

 (9) Includes 1,957 shares held by the First National Bankshares of Florida, Inc. Salary Savings Plan for Mr. Hale.

(10) Includes 8,177 shares held by the First National Bankshares of Florida, Inc. Salary Savings Plan for Mr. Richter.

(11) Includes 7,115 shares held by the First National Bankshares of Florida, Inc. Salary Savings Plan for Mr. Coghill.

(12) Includes 2,166 shares held by the First National Bankshares of Florida, Inc. Salary Savings Plan for Mr. Reichert.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such directors, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms we received, and on written representations from certain reporting persons, we believe that during 2003 our directors, executive officers and 10% shareholders timely filed all forms required to be filed under Section 16(a).

                           RELATED PARTY TRANSACTIONS

     Certain of our directors and executive officers and their affiliates were customers of, and had transactions with one or more of our subsidiaries in the ordinary course of business during the last calendar year. Similar transactions may be expected to take place in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability, nor did they present other unfavorable features.

     In addition, our subsidiary, First National Wealth Management Company, will act as fiduciary under various employee benefit plans of and as investment manager to certain customers, whose officers and directors are also members of our Board of Directors.

     In March 2003, F.N.B. purchased all of the outstanding stock of Charter Banking Corp. from David A. Straz, Jr., one of our directors, for a cash purchase price of $150,250,000. Pursuant to the terms of the purchase agreement between F.N.B. and Mr. Straz that we assumed in connection with our spin-off from F.N.B., we will continue to provide Mr. Straz with certain benefits he received from Charter Banking Corp. at the time of the acquisition, such as health insurance, payment of country club dues, and use of office space and secretarial support.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Because our common stock was not publicly traded prior to our spin-off from F.N.B. on January 1, 2004, a stock price performance graph has not been included in this proxy statement.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for 2003, and for certain work performed in connection with our spin-off from F.N.B. were $935,405. These fees relate to services rendered prior to our spin-off from F.N.B.

AUDIT-RELATED FEES

     There were no fees billed to us by Ernst & Young LLP during 2003 for audit related services.

TAX-RELATED FEES

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for tax compliance, tax advice and tax planning for related to the spin-off were $855,325. These fees relate to services rendered prior to our spin-off from F.N.B.

ALL OTHER FEES

     There were no fees billed to us by Ernst & Young LLP for 2003 for any other services.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to answer appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

                                 OTHER MATTERS

ANNUAL REPORT ON FORM 10-K AND FINANCIAL STATEMENTS

     We are mailing our 2003 Annual Report on Form 10-K to our shareholders together with this proxy statement. Additional exhibits to the Form 10-K not included in this mailing will be furnished upon written request and payment of a fee of ten cents per page covering our costs. Written requests should be directed to our Corporate Secretary at the address on page 1. Our 2003 Annual Report on Form 10-K (including exhibits thereto) and this proxy statement are also available on our website at www.firstnationalbankshares.com under the "SEC Filings" section.

OTHER BUSINESS

     There are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

                                                                      APPENDIX A

                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                            AUDIT COMMITTEE CHARTER

I.  ORGANIZATION

     This charter governs the operations of the First National Bankshares of Florida, Inc. Audit Committee. The committee shall review and reassess this charter at least annually and obtain the approval of the First National Bankshares of Florida, Inc. board of directors. The committee shall disclose the charter in the proxy statement at least once every three years, and shall disclose in the proxy statement annually the fact that the charter has been adopted. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they meet the current independence requirements of the applicable rules of the SEC and New York Stock Exchange listing standards and have no material relationship with the Company. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert," as defined by SEC regulations. Committee members shall not serve on more than two other public company audit committees.

II.  PURPOSE

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

     In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The company shall provide appropriate funding, as determined by the committee, for compensation to the independent auditor and to any advisers that the committee chooses to engage and for the ordinary administrative expenses of the committee.

III.  DUTIES AND RESPONSIBILITIES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

     The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     The committee shall be directly responsible for the appointment, retention, and termination of the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors must report directly to the audit committee. The committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

     At least annually, the committee shall obtain and review with the independent auditors their report describing:

     - The firm's internal quality control procedures.

     - Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     - All relationships between the independent auditor and the Company (to assess the auditor's independence).

     The committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

     The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

     The committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response.

     The committee shall receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

     The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

     The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The chair of the committee may represent the entire committee for purposes of this review.

     The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Based on these reviews, the committee shall recommend to the board of directors whether the audited financial statements should be included in the Annual Report on Form 10-K. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     The committee shall review disclosures made to the committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters. The committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     The committee shall investigate any reported known or suspected violations of the Code of Conduct for Senior Executives and Financial Managers or the company-wide Code of Ethics where required, and shall oversee an appropriate response, corrective action and preventative measures for both. The committee shall review any proposed amendments or waivers to the codes and shall make a recommendation to the full Board of Directors for appropriate action, which will be subject to public disclosure as required by SEC regulation and stock exchange listing standards.

     The committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

     The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                              2003 INCENTIVE PLAN

     The purposes of the 2003 Incentive Plan are to encourage Eligible Individuals to increase their efforts to make First National Bankshares of Florida, Inc. and each of its Subsidiaries more successful, to provide an additional inducement for such Eligible Individuals to continue to provide services to the Corporation or a Subsidiary as an employee, consultant, non-employee director, or independent contractor, to reward such Eligible Individuals by providing an opportunity to acquire incentive awards on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employment of or engagement with the Corporation or one of its Subsidiaries. Such incentive awards may, in the discretion of the Board or Committee, consist of Stock (subject to such restrictions as the Board or Committee may determine or as provided herein), Performance Units, Stock Appreciation Rights, Incentive Stock Options, Non-Qualified Stock Options, Phantom Stock, or any combination of the foregoing, all as the Board or Committee, in each case, may determine.

                                   ARTICLE 1
                                  DEFINITIONS

     "Award" means an Incentive Stock Option, a Non-Qualified Stock Option, Restricted Stock Award, Stock Appreciation Rights, Performance Units, or Phantom Stock granted hereunder.

     "Award Agreement" means an agreement entered into between the Corporation and the applicable Participant, setting forth the terms and provisions applicable to the Award then being granted under this Plan, as further described in Section 2.5 of the Plan.

     "Board" means the Board of Directors of the Corporation.

     "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     "Committee" means the Compensation Committee, if any, appointed by the Board. If no Committee is appointed by the Board, the Board shall function in place of the Committee.

     "Corporation" means First National Bankshares of Florida, Inc.

     "Disabled Participant" means a Participant becoming disabled within the meaning of Section 422(c)(6) of the Code.

     "Eligible Employee" means any employee of the Corporation or one of its Subsidiaries.

     "Eligible Individual" means any Eligible Employee and any consultant, non-employee director, or independent contractor of the Corporation or one of its Subsidiaries.

     "Fair Market Value" shall mean, as applicable, (i) the closing sales price of the Corporation's Stock on the date in question on the New York Stock Exchange; (ii) if the Corporation's Stock is not traded on the New York Stock Exchange but is registered on another national securities exchange or any other nationally recognized quotation system, the closing sales price of the Corporation's Stock on such national securities exchange or nationally recognized quotation system; or (iii) if the Corporation's shares of Common Stock are not traded on a national securities exchange or through any other nationally recognized quotation service, the fair market value of the Corporation's Stock as determined by the Board or the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, as the Board or the Committee shall in its discretion select and apply at the time of the grant of the Award concerned. Subject to the foregoing, the Board or the Committee, in fixing the Fair Market Value, shall have full authority and discretion and be fully protected in doing so.

     "Incentive Stock Option" means an option that is intended to qualify as an "Incentive Stock Option" within the meaning of section 422 of the Code. Any Option which does not qualify under section 422 of the Code shall be treated as a Non-Qualified Stock Option.

     "Non-Qualified Stock Option" means an option that is not an Incentive Stock Option.

     "Option" means an option to purchase Stock, including Restricted Stock, if the Committee so determines, subject to the applicable provisions of Article 3, awarded in accordance with the terms of the Plan and which may be an Incentive Stock Option or a Non-Qualified Stock Option.

     "Participant" means an Eligible Individual who has been selected by the Committee to participate in the Plan in accordance with Section 2.2 of the Plan.

     "Performance Unit" means a performance unit subject to the requirements of
Article 4 and awarded in accordance with the terms of the Plan.

     "Phantom Stock" means a deferred compensation award subject to the requirements of Article 6.

     "Plan" means the First National Bankshares of Florida, Inc. 2003 Incentive Plan, as Amended and Restated effective February 27, 2004 and as the same may be amended, administered or interpreted from time to time.

     "Qualifying Performance Adjustments" shall mean those adjustments to reported financial results required to optimally account for: a) the impact of intangible assets and related amortization expense, b) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, c) special charges in connection with mergers and acquisitions, d) losses from discontinued operations, e) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company's Annual Report on Form 10-K filed with the SEC for the applicable year. Such adjustments will be at the Committee's sole discretion in a manner that is equitable, consistent with generally accepted accounting principles, and in accordance with the Company's accounting practices and conventions as applied in the past.

     "Qualifying Performance Goals" shall mean any one or more of the following performance criteria: net income, earnings per share, return on equity, return on assets, operating income and/or total shareholder return. Such criteria may be absolute in their terms, measured against prior year(s) results, or measured against or in relationship to other companies. In all cases, such measures will be on a reported basis, adjusted at the Committee's sole discretion, as permitted by the terms of this Plan.

     "Restricted Stock" means Stock delivered under the Plan subject to the requirements of Article 5 and such other restrictions as the Committee deems appropriate or desirable.

     "Stock" means the common stock of the Corporation.

     "Stock Appreciation Right" means a right granted under Article 3 either on a stand-alone basis or in conjunction with the grant of an Option that entitles the holder to receive a cash payment or an award of Stock, to be determined in the discretion of the Committee at the time the applicable Stock Appreciation Right is granted, in an amount equal to the excess of the Fair Market Value of one share of Stock on such date of exercise over, (i) in the case of a Stock Appreciation Right granted on a stand-alone basis, the Fair Market Value of one share of Stock as of the date of grant (as set forth in the applicable Award Agreement), or (ii) in the case of a Stock Appreciation Right granted in conjunction with the grant of an Option, the Option Price per share multiplied by the number of shares covered by the right.

     "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     "Termination" means the termination of employment with the Corporation or any of its Subsidiaries or the cessation of the provision of services to the Corporation or any of its Subsidiaries by a non-employee director, consultant or independent contractor.

                                   ARTICLE 2
                               GENERAL PROVISIONS

     Section 2.1 Administration. The Plan shall be administered by the Committee. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. Without limiting the foregoing, the Committee shall have the authority and complete discretion to:

          (i) Prescribe, amend and rescind rules and regulations relating to the Plan;

          (ii) Select Eligible Individuals to receive Awards under the Plan as provided in Section 2.2 of the Plan;

          (iii)  Determine the form and terms of Awards;

          (iv) Determine the number of shares or other consideration subject to Awards under the Plan as provided in Articles 3, 4, 5 and 6 of the Plan;

          (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or grants or awards under any other incentive or compensation plan of the Corporation;

          (vi) Construe and interpret the Plan, any Award Agreement in connection with an Award and any other agreement or document executed pursuant to the Plan;

          (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

          (viii) Determine whether a Participant is a Disabled Participant;

          (ix) Accelerate or, with the consent of the Participant, defer the vesting of any Award and/or the exercise date of any Award;

          (x) Determine whether a Participant's Termination from the Corporation or its Subsidiaries is voluntary and with the written consent of the Corporation or its Subsidiaries;

          (xi) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award;

          (xii) With the consent of the Participant, adjust the terms of an Award previously granted to the Participant;

          (xiii) Determine when a Participant's period of employment is deemed to be continued during an approved leave of absence, or whether a Participant has engaged in the operation or management of a business that is in competition with the Corporation or any of its Subsidiaries;

          (xiv) Determine, upon review of relevant information, the Fair Market Value of the Stock; and

          (xv) Make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may delegate to officers of the Corporation or any Subsidiary the authority to perform administrative functions under the Plan subject to any legal requirements that the Committee as a whole take action with respect to such function.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     Section 2.2 Eligibility. Those Eligible Individuals who share the responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary or who, in the opinion of the Committee, provide services yielding significant benefits to the Corporation or any Subsidiary shall be eligible to receive Awards as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant Awards as described herein and to determine the Eligible Individuals to whom Awards shall be granted. In determining the eligibility of any Eligible Individual, as well as in determining the Award, the Committee shall consider the position and the responsibilities of the Eligible Individual being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

     Section 2.3 Shares Available under the Plan. Subject to adjustment as set forth in Section 2.6, the maximum number of shares of Stock that may be issued or delivered and as to which Awards may be granted under the Plan shall be 6,000,000, which includes 4,064,385 shares subject to Options and Restricted Stock Awards granted by the Corporation pursuant to the Employee Benefits Agreement dated January 1, 2004, between the Corporation and F.N.B. Corporation entered into in connection with the distribution by F.N.B. Corporation to its shareholders of all of the outstanding shares of Stock of the Corporation. Subject to adjustment as set forth in Section 2.6, the maximum number of shares of Stock (and in the case of Performance Units, the maximum dollar value) with respect to which Awards may be granted in any calendar year (or in the case of Performance Units, in any Performance Period) to any Participant under the Plan shall be as follows: Options: 200,000 shares; Stock Appreciation Rights: 200,000 shares; Restricted Stock: 100,000 shares; Phantom Stock: 200,000 shares; and Performance Units: 100,000 shares or $2,000,000.

     If any Award, other than Performance Units, granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, or, if and to the extent that an award of Phantom Stock is paid in cash rather than the issuance of shares of Stock, the number of shares subject to such Award (or in the case of Phantom Stock the number of shares of Stock for which payment was made in cash) shall again be available for purposes of the Plan, except that, to the extent that Stock Appreciation Rights granted in conjunction with an Option under the Plan are exercised and the related Option surrendered, the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Stock issued or delivered upon exercise of such Stock Appreciation Rights. If the Option Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Corporation (by either actual delivery or by attestation) or if shares of Stock are tendered or are withheld upon the exercise of the Option to satisfy any applicable tax withholding, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     The shares that may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each.

     Section 2.4 Corporation's Obligation to Deliver Stock. The obligation of the Corporation to issue or deliver shares of Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation; (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which such shares may then be listed; and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Section 2.5 Award Agreement. Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify and shall be executed by the Chief Executive Officer, the President (if other than the Chief Executive Officer) or any Vice President on behalf of the Corporation and by the Participant to whom such Award is granted. With the consent of the Participant to whom such Award is granted, the Board may at any time and from time to time amend an outstanding Award Agreement in a manner consistent with the Plan. Without consent of the Participant, the Board of Directors may at any time and from time to time modify or amend Award Agreements with respect to Options intended as of the date of grant to be Incentive Stock Options in such respects as it deems necessary in order that Incentive Stock Options granted under the Plan shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time with respect to Incentive Stock Options.

     Section 2.6 Adjustment and Substitution of Shares. If a dividend or other distribution shall be declared upon the Stock payable in shares of Stock, the number of shares of Stock then subject to any outstanding Option or by reference to which the amount of any other Award is determined and the number of shares which may be issued or delivered under the Plan shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of Stock shall be changed into or exchangeable for a different number or kind of shares of Stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, spin-off, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock subject to any then outstanding Award and for each share of Stock, which may be issued or delivered under the Plan but is not then subject to an outstanding Award, the number and kind of shares of Stock or other securities into which each outstanding share of Stock shall be so changed or for which each such share shall be exchangeable.

     In the case of any adjustment or substitution as provided for in this
Section 2.6, the aggregate Option Price for all shares subject to each then outstanding Option prior to such adjustment or substitution shall be the aggregate option price for all shares of Stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 2.6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities that result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     If any such adjustment or substitution provided for in this Section 2.6 requires the approval of stockholders in order to enable the Corporation to grant Incentive Stock Options, then no such adjustment or substitution shall be made without prior stockholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause the Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

                                   ARTICLE 3
                     OPTIONS AND STOCK APPRECIATION RIGHTS

     Section 3.1 Grant of Stock Options and Stock Appreciation Rights. The Committee shall have authority, in its discretion, to grant Incentive Stock Options, Non-Qualified Stock Options or to grant both types of Options (but not in tandem). Notwithstanding the above, Incentive Stock Options may only be granted to employees of the Corporation or any of its Subsidiaries. The Committee also shall have the authority, in its discretion, to grant Stock Appreciation Rights either on a stand-alone basis or in conjunction with Incentive Stock Options or Non-Qualified Stock Options with the effect provided in Section 3.2(D). Stock Appreciation Rights granted in conjunction with an Incentive Stock Option may only be granted at the time such Incentive Stock Option is granted. Stock Appreciation Rights granted in conjunction with a Non-Qualified Stock Option may be granted either at the time such Non-Qualified Stock Option is granted or at any time thereafter during the term of such Non-Qualified Stock Option.

     Section 3.2 Terms and Conditions of Stock Options and Stock Appreciation Rights. Options and Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each Option may be exercised (the "Option Price") shall be such price as the Committee, in its discretion, shall determine except that, in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock covered by the Option on the date of grant (or in the case of an Incentive Stock Option granted to an Eligible Employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), shall not be less than 110% of such Fair Market Value on the date of grant). For purposes of this Section 3.2(A), a Participant (i) shall be considered as owning not only shares of the Stock owned individually, but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares of Stock owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a stockholder, partner or beneficiary.

          (B) The Option Price shall be payable in full in any one or more of the following ways, as shall be determined by the Committee to be applicable to, and as set forth in, any such Award:

             (i)  in cash; or

             (ii) by tendering, either by actual delivery or by attestation, shares of Stock (which have been owned by the Participant for more than six months, which are free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Article 5) having an aggregate Fair Market Value on the date of exercise of the Option equal to the Option Price for the shares being purchased; or

              (iii) by requesting that the Corporation withhold such number of shares of Stock then issuable upon exercise of the Option as shall have an aggregate Fair Market Value equal to the Option Price for the shares being acquired upon exercise of the Option; or

             (iv) by waiver of compensation due or accrued to the Participant for services rendered; or

             (v) provided that a public market for the Corporation's stock exists:

                (a) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay the purchase price (or a larger number of the shares so purchased), and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price directly to the Corporation (and any excess to the Participant); or

                (b) Through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the purchase price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price directly to the Corporation; or

             (vi)  by any combination of the foregoing; or

             (vii) by such other method as may be determined by the Committee and set forth in the applicable Award Agreement.

     If the Option Price is paid in whole or in part in shares of Stock, any portion of the Option Price representing a fraction of a share shall be paid in cash. The date of exercise of an Option shall be determined under procedures established by the Committee, and the Option Price shall be payable at such time or times as the Committee, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of an Option until full payment of the Option Price has been made. When full payment of the Option Price has been made and subject to the restrictions set forth in Article 5, the Participant shall be considered for all purposes to be the owner of the shares with respect to which payment has been made.

          (C) An Option may be exercised at such time as the Option vests or at any time thereafter prior to the time the Option expires in accordance with its terms or otherwise ceases to be outstanding. No Incentive Stock Option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No Non-Qualified Stock Option shall be exercisable after the expiration of ten years and six months from the date of grant. Subject to this Section 3.2(C), and 2.5, Options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined by the Committee, in its discretion.

          (D) Stock Appreciation Rights granted on a stand-alone basis shall be exercisable as and to the extent set forth in the applicable Award Agreement. Stock Appreciation Rights granted in conjunction with an Option shall be exercisable to the extent that the related Option is exercisable and only by the same person or persons who are entitled to exercise the related Option. Stock Appreciation Rights granted on a stand-alone basis shall entitle the Participant to receive from the Corporation on exercise that number of shares of Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share of Stock on such date of exercise over the Fair Market Value of one share of Stock on the date of grant (as set forth in the applicable Award Agreement) multiplied by the number of shares of Stock covered by the Stock Appreciation Right exercised. Stock Appreciation Rights granted in conjunction with an Option shall entitle the Participant to surrender the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share of Stock on such date of exercise over the Option Price per share, multiplied by the number of shares covered by the Option, or portion thereof, which is surrendered. Cash shall be paid in lieu of any fractional shares. The Committee shall have the authority, in its discretion, to determine at the time the applicable Stock Appreciation Right is granted that the obligation of the Corporation shall be paid in cash, in shares of Stock, or part in cash and part in shares of Stock, and the Award Agreement for such Stock Appreciation Right shall set forth the payment medium determined by the Committee. The date of exercise of Stock Appreciation Rights shall be determined under procedures established by the Committee, and payment under this Section 3.2(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that an Option as to which Stock Appreciation Rights have been granted in conjunction therewith is exercised, the Stock Appreciation Rights shall be canceled.

          (E) No Option or Stock Appreciation Rights shall be transferable by a Participant other than by will, or if a Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death, and all Options and Stock Appreciation Rights shall be exercisable during the lifetime of a Participant only by the Participant.

          (F) Unless otherwise determined by the Committee and set forth in the Award Agreement referred to in Section 2.5 or an amendment thereto, following the Termination of a Participant for any reason, such Participant must exercise any outstanding Option within one year from the date of Termination.

                                   ARTICLE 4
                               PERFORMANCE UNITS

     Section 4.1 Performance Period and Objectives. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the Qualifying Performance Goals to be applicable to grants of Performance Units. The applicable Qualifying Performance Goals may vary from Participant to Participant. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

     Section 4.2 Eligibility. At the beginning of a Performance Period, the Committee shall determine for each Participant or group of Participants eligible for Performance Units with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with the Qualifying Performance

Goals specified by the Committee, which shall be paid to a Participant as an Award if the relevant Qualifying Performance Goal for the Performance Period is met.

     Section 4.3 Significant Event. If during the course of a Performance Period the Committee determines, in its discretion, that (i) a significant event (or events) has occurred (such as, but not limited to, a reorganization of the Corporation) which the Committee expects to have a substantial effect on a Qualifying Performance Goal applicable to a Performance Unit during such period (a "Significant Event") or (ii) circumstances make it appropriate that Qualifying Performance Adjustments be made, the Committee may revise such Qualifying Performance Goals and make such Qualifying Performance Adjustments as appropriate; provided that the Committee shall not be required to determine that a reorganization involving the Corporation constitutes a Significant Event.

     Section 4.4 Termination. If an Eligible Individual terminates service with the Corporation or any of its Subsidiaries during a Performance Period because of death, Participant Disability, retirement on or after age 62, or at an earlier age with the consent of the Corporation, or a Significant Event, as determined by the Committee, that Eligible Individual shall be entitled to payment in settlement of each Performance Unit for which the Performance Period was prescribed (i) based upon the Qualifying Performance Goals satisfied at the end of such period; and (ii) prorated for the portion of the Performance Period during which the Eligible Individual was employed or retained by the Corporation or any of its Subsidiaries; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Unit in such amount or amounts and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Individual. If an Eligible Individual terminates service with the Corporation or any of its Subsidiaries during a Performance Period for any other reason, such Eligible Individual shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

     Section 4.5 Award. The Committee shall have the authority, in its discretion, to determine at the time the applicable Performance Unit is granted that the obligation of the Corporation shall be paid in cash, in shares of Stock, or part in cash and part in shares of Stock, and the Award Agreement for such Performance Unit shall set forth the payment medium determined by the Committee. Each Performance Unit shall be paid either as a lump sum payment or in annual installments, as the Committee shall determine, at the time of grant of the Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

                                   ARTICLE 5
                                RESTRICTED STOCK

     Section 5.1 Award. Restricted Stock may be received by an Eligible Individual as an Award. Restricted Stock may but need not be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such Qualifying Performance Goals or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

     Section 5.2 Restriction Period.  Except as otherwise provided in this
Article 5, no shares of Restricted Stock received by an Eligible Individual shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; provided, however, that the Restriction Period for any recipient of Restricted Stock shall expire and all restrictions on shares of Restricted Stock shall lapse upon death, Disability, retirement on or after age 62 or an earlier age with the consent of the Corporation, or, if such Restricted Stock constitutes all or a portion of a Performance Unit with vesting dependent upon the achievement of a Qualifying Performance Goal, upon the determination by the Committee that a Significant Event affecting such Qualifying Performance Goal has occurred.

     Section 5.3 Termination. Except as otherwise provided in Section 5.2 above, if an Eligible Individual terminates employment or service with the Corporation or any of its Subsidiaries for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the recipient and shall be reacquired by the Corporation. Upon such forfeiture, such forfeited shares of Restricted Stock shall again become available for award under the Plan.

     Section 5.4 Restricted Stock Certificates. The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

     Section 5.5 Exchange of Shares. Nothing in this Article 5 shall preclude a recipient of Restricted Stock from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

                                   ARTICLE 6
                                 PHANTOM STOCK

     Section 6.1 Award. The Committee shall have authority, in its discretion, to grant deferred compensation to an Eligible Individual by the award of Phantom Stock, the value of which is related to the value of the Stock of the Company.

     Section 6.2 Value. An Award of Phantom Stock shall entitle the Participant to receive from the Corporation cash and/or shares of Stock having an aggregate fair market value equal to the Fair Market Value of a share of Stock on such date, or upon the occurrence of one or more events, as may be specified in the Award Agreement for any Phantom Stock.

     Section 6.3 Termination. If the Participant is Terminated for any reason prior to the vesting of the Phantom Stock Award, the Participant's rights with respect to the Phantom Stock will terminate and be forfeited, and neither the Participant nor his or her heirs, personal representatives, successors or assigns shall have any future rights with respect to any such Phantom Stock.

                                   ARTICLE 7
                        CERTIFICATES FOR AWARDS OF STOCK

     Section 7.1 Stock Certificates. Subject to Section 5.4 and except as otherwise provided in this Section 7.1, each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Individual and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange. If the issuance of shares under the Plan is effected on a non-certificated basis, the issuance of shares to a Participant shall be reflected by crediting (by means of a book entry) the applicable number of shares of Stock to an account maintained by the Corporation in the name of such Participant, which account may be an account maintained by the Corporation for such Participant under any dividend reinvestment program offered by the Corporation.

     Section 7.2 Compliance with Laws and Regulations. The Corporation shall not be required to issue or deliver any certificates for shares of Stock, or to effect the issuance of any non-certificated shares as provided in Section 7.1, prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed; and (ii) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

     Section 7.3 Restrictions. All certificates for shares of Stock delivered under the Plan (and all non-certificated shares credited to a Participant's account as provided in Section 7.1) shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal or state securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 7.3 shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     Section 7.4 Rights of Stockholders. Except for the restrictions on Restricted Stock under Article 5, each Participant who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Individual awarded an Option, a Stock Appreciation Right or Phantom Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares, or if applicable, the crediting of non-certificated shares to an account maintained by the Corporation in the name of such Eligible Individual.

                                   ARTICLE 8
                               CHANGE OF CONTROL

     Section 8.1 The following acceleration provisions shall apply in the event of a Change of Control as defined in this Section 8.1:

          (a) In the event of a Change of Control as defined in paragraph (b) of this Section 8.1:

             (i) any Stock Appreciation Rights and any Options awarded under the Plan, if not previously exercisable and vested, shall become fully exercisable and vested; and

             (ii) the restrictions and deferral limitations applicable to any Restricted Stock Award under the Plan shall lapse and such shares and awards shall be deemed fully vested.

          (b) For purposes of paragraph (a) of this Section 8.1, a "Change of Control" means the happening of any of the following:

                (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (a) the then-outstanding shares of Stock of the Corporation (the "Outstanding Corporation Stock") or (b) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or, (z) any acquisition by any corporation pursuant to a transaction which complies with clauses
           (a), (b) and (c) of subsection (3) of this Section 8.1; or

                (2) The individuals who, as of the date this Plan is approved by the Board, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that, if the election, or nomination for election by the Corporation's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered and defined as a member of the Incumbent Board; and provided further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                (3) Consummation by the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 25% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Stock and Outstanding Corporation Voting Securities, as the case may be, (b) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                (4) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                                   ARTICLE 9
                                 MISCELLANEOUS

     Section 9.1 Effect of the Plan on the Rights of Employees and Employer. Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any Eligible Individual any right to be granted an Award under the Plan and nothing in the Plan, in any Award granted under the Plan or in any Award Agreement shall confer any right to any Participant to continue in the employment of the Corporation or any Subsidiary or to continue to be retained to provide services to the Corporation or any Subsidiary as a non-employee director, consultant or independent contractor or interfere in any way with the rights of the Corporation or any Subsidiary to terminate a Participant at any time.

     Section 9.2 Amendment. The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan or to suspend the granting of Awards pursuant to the Plan are hereby specifically reserved to the Board; provided always that no such revocation, termination, alteration or suspension of any Award shall terminate any outstanding Award theretofore granted under the Plan, unless there is a liquidation or a dissolution of the Corporation; and provided further that no such alteration or amendment of the Plan shall, without prior stockholder approval (i) increase the total number of shares which may be issued or delivered under the Plan; (ii) make any changes in the class of Eligible Individuals; (iii) extend the period set forth in the Plan during which Awards may be granted; or (iv) or make any changes that require shareholder approval under the rules and regulations of any securities exchange or market on which the Common Stock is traded. No alteration, amendment, revocation or termination of the Plan or suspension of any Award shall, without the written consent of the holder of an Award theretofore granted under the Plan, adversely affect the rights of such holder with respect to such Award.

     Section 9.3 Effective Date and Duration of Plan. The effective date and date of adoption of the Plan shall be November 17, 2003 (the "Effective Date"), the date of adoption of the Plan by the Board. No Award granted under the Plan prior to such shareholder approval may be exercised until after such approval. No Award may be granted under the Plan subsequent to November 17, 2013. The amendments contained in the Amended and Restated Plan, as set forth herein, are effective February 27, 2004, provided that such Amended and Restated Plan is approved by the Corporation's shareholders at a meeting of such holders duly called, convened and held within one year of the Effective Date

     Section 9.4 Unfunded Status of Plan. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund nor to make any other segregation of assets to assume the payment of any benefits under the Plan. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     Section 9.5 Employee Status. For purposes of determining questions of termination and exercise of an Option or Stock Appreciation Right after a Participant's Termination, a leave of absence for military or government service, illness, temporary disability or other reasons approved by a duly authorized officer of the Company shall not be treated as Termination or interruption of employment or engagement; provided, however, that, with respect to an Incentive Stock Option, if such leave of absence exceeds 90 days, such Option shall be deemed a Non-Qualified Stock Option unless the Eligible Individual's right to reemployment with the Company or a Subsidiary following such leave of absence is guaranteed by statute or by contract; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

     Section 9.6 Tax Withholding. Whenever the Corporation proposes or is required to distribute Stock under the Plan, the Corporation may require the recipient to remit to the Corporation an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Corporation may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

     Section 9.7 Benefits. Amounts received under the Plan are not to be taken into account for purposes of computing benefits under other plans unless the Corporation determines to do so.

     Section 9.8 Successors and Assigns. The terms of the Plan shall be binding upon the Corporation and its successors and assigns.

     Section 9.9 Headings. Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

     Section 9.10 Federal and State Laws, Rules and Regulations. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approval by any government or regulatory agency as may be required.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND PROPOSAL 1.

ELECTION OF DIRECTORS:                                                            PROPOSAL:

FOR THE TERM OF THREE YEARS:                       FOR                 WITHHOLD        1. To approve the First National Bankshares
G. Scott Baton, II, David A. Straz, Jr.,    all nominees listed    authority to vote      of Florida, Inc. amended and restated
Lee Roy Selmon                             (except as marked to     for all nominees      2003 Incentive Plan.
                                            the contrary below)          listed              For        Against      Abstain
                                                   [  ]                   [  ]               [  ]         [  ]         [  ]


INSTRUCTION:  To withhold authority to vote your shares for
any individual nominee, write that nominee's name here:                                I(WE) WILL ATTEND THE MEETING
                                                                                              Yes          No
                                                                                              [  ]        [  ]
-------------------------------------------------------------------------
Your shares will be voted for the election of each nominee
whose name is not written in the space above.


                                                       In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                                       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
                                                       HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS
                                                       PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR
                                                       PROPOSAL 1.

                                                       PLEASE DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY
                                                       IN THE ENCLOSED ENVELOPE.

Signatures(s): _______________________________________Signature(s):_______________________________________Date:_________________

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, etc., or as officer of a corporation, please give your full title(s) as such. For joint accounts, each joint owner must sign.

                              FOLD AND DETACH HERE





Dear Shareholder:

First National Bankshares of Florida, Inc. ("FLB") offers a Dividend Reinvestment and Direct Stock Purchase Plan for its shareholders.

This convenient and economical plan enables shareholders to purchase and add shares of FLB common stock without paying administrative fees on the transaction. The plan also provides features such as safekeeping to eliminate the risk of loss, theft or destruction of stock certificates.


If you wish to begin participating in the plan, please complete and return the enrollment form in the Prospectus package being provided to all shareholders. If you do not wish to participate, no action is necessary.

Should you have any questions, please contact Shareholder Services toll-free at 1-888-441-4362 and a representative will be happy to assist you.

                                     Sincerely,

                                     First National Bankshares of Florida, Inc.

                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                       2004 ANNUAL MEETING OF SHAREHOLDERS

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Tracy L. Coghill, Thomas B. Hebble, and David J. Sweeney, each with full power to act without the others, as Proxies of the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as indicated on the reverse, all the shares of Common Stock of First National Bankshares of Florida, Inc. held of record by the undersigned on February 9, 2004 at the Annual Meeting of Shareholders to be held on April 19, 2004 or any adjournment or postponement of it.




       (Continued, and to be marked, dated and signed, on the other side.)




                              FOLD AND DETACH HERE